UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

CLEANTECH BIOFUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-145939	33-0754902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7386 Pershing Ave, University City, Missouri 63130

 (Address of principal executive offices)

(314) 862-8670

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

CleanTech Biofuels, Inc. (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K/A to amend the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 30, 2020 (SEC Accession No. 0001437749-20-006459) (the “Original Form 8-K”) for the sole purpose of refiling Exhibit 99.1 to include the language therein, which was inadvertently omitted from such exhibit. All other information in the Original Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.                                     Description of Exhibit

99.1	Letter from Auditors regarding Reasons of Inability to Timely Issue the Audit Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CleanTech Biofuels, Inc.

Date: March 30, 2020	By: /s/ Edward P. Hennessey

Edward P. Hennessey
Chief Executive Officer and President